SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549




                               Form 8-K

                             CURRENT REPORT


 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)   February 28, 1995
                                                  ______________________




                      PETROLEUM HELICOPTERS, INC.
______________________________________________________________________________
       (Exact name of registrant as specified in its charter)


        Louisiana                      0-9827                 72-0395707
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)





  5728 Jefferson Highway,  P.O. Box 23502, New Orleans, Louisiana       70123
______________________________________________________________________________
          (Address of principal executive offices)          (Zip Code)



 Registrant's telephone number, including area code      (504) 733-6790
                                                     _________________________

          Item 5. Other Events.


              On February 28, 1995, Petroleum Helicopters, Inc. issued the following press release:







                    *                *                 *

          NEWS -- For Immediate Release      FROM:  Petroleum Helicopters, Inc.

          NEW ORLEANS, February 28, 1995            5728 Jefferson Highway
                                                    P. O. Box 23502
                                                    New Orleans, LA 70183

                                                    Phone:  318/272-4427


          _________________________________________________________________

          Petroleum  Helicopters, Inc. (NASDAQ: PHEL/PHELK) announced today that it has  purchased  413,308 shares of its voting common stock from ONI International, Inc.  ("ONI")  for $4,339,734 ($10.50 per

          share).   Prior  to  the  acquisition, these  shares  represented

          approximately 12.6% of the  Company's  outstanding  voting common stock and 7.5% of all outstanding common stock.



          Carroll  W.  Suggs, Chairman and Chief Executive Officer  of  the

          Company, sated  "The repurchase of these shares was made possible as  a result of the  pending  liquidation  of  ONI,  which  since

          January  1995,  has  been  engaged  in disposing of its remaining

          assets  and  business  units.   The Board  of  Directors  of  PHI

          believed the liquidation of ONI presented  the  Company  with the opportunity to repurchase a significant number of its shares at a time  when  the  Company's  common  stock  is  trading  at prices substantially  below the Board's view of the underlying value  of the Company."



          The purchase price is substantially below the Company's per share book value and,  based  on  historical  financial information and management estimates of future Company performance,  will  result in  increases  in  both  earnings  and book value per share.  The transaction also provides for the orderly  disposition  of  these shares by ONI without adversely affecting the trading markets for the Company's voting and non-voting common stock.



          PHI  provides  helicopter transportation services worldwide to  a broad  range of customers  primarily  in  the  oil  and  gas  and aeromedical industries.



                                        # # #

                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PETROLEUM HELICOPTERS, INC.



          Date:  March 3, 1995              By:    /s/  John  H. Untereker
                                                __________________________
                                                      John H. Untereker
                                                      Vice President and
                                                   Chief Financial Officer